Exhibit 99.2

4. To consider a proposal to authorize management to adjourn the annual meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the merger agreement. AQUESTA FINANCIAL HOLDINGS, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY . Signature_____________________________________ Signature, if held jointly____________________________________ Date_____________, 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY 18580_Aquesta Proxy Card_REV1 - Front CONTROL NUMBER REVOCABLE PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 1, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. CONTROL NUMBER Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 14, 2021. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 2. Election of Aquesta Directors (1) Carol Houle (2) Paul Jaszewski (3) James R. Borders (4) Alison J. Smith FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 3 AND 4 AND “FOR’’ EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 2. 3. Ratification of appointment of Wipfli, LLP as Aquesta’s independent auditor for the 2021 fiscal year. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. To consider a proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of May 26, 2021, by and between United Community Banks, Inc, which we refer to as United, and Aquesta Financial Holdings, Inc., which we refer to as Aquesta, pursuant to which Aquesta will be merged with and into United and pursuant to which United will issue shares of its common stock as more particularly described in the accompanying proxy statement/ prospectus.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED AQUESTA FINANCIAL HOLDINGS, INC. REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 18580_Aquesta Proxy Card_REV1 - Back The undersigned appoints Paul Dougovito and Charles Knox, or either of them, as proxies (the “Proxies”), each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Aquesta Financial Holdings, Inc. held of record by the undersigned at the close of business on July 30, 2021 at the Annual Meeting of Stockholders of Aquesta Financial Holdings, Inc. to be held on September 15, 2021 or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 1, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 15, 2021 The proxy statement and our 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/aquesta/2021 (Continued, and to be marked, dated and signed, on the other side)